AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON December 17, 2018

FILE NO. _______

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

o Pre-Effective Amendment No.o Post-Effective Amendment No.

VANGUARD WORLD FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. BOX 2600, VALLEY FORGE, PA 19482 (Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

ANNE E. ROBINSON, ESQUIRE

P.O. BOX 876, VALLEY FORGE, PA 19482 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective on January 16, 2019, pursuant to Rule 488 under the Securities Act of 1933.

The title of securities being registered are Vanguard U.S. Growth Fund Investor Shares and Admiral Shares.

No filing fee is due in reliance on Section 24(f) under the Investment Company Act of 1940.

IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Morgan™ Growth Fund

The Vanguard Morgan Growth Fund is to be reorganized into the Vanguard U.S. Growth Fund on or about April 5, 2019. The first few pages of this booklet highlight key points about this reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the reorganization is to combine the Vanguard Morgan Growth Fund (the “Morgan Growth Fund”) with and into the Vanguard U.S. Growth Fund (the “U.S. Growth Fund”) (each, a “Fund” and collectively, the “Funds”). The Morgan Growth Fund and the U.S. Growth Fund are both actively managed large-capitalization funds with a significant overlap in holdings and similar investment styles. The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined fund, which we anticipate, over time, will achieve economies of scale. The Morgan Growth Fund is larger than the U.S. Growth Fund, the proposed reorganization offers Morgan Growth Fund shareholders an opportunity to invest in a larger combined fund with the same investment objective, similar expenses, and the combined utilization of multiple investment advisors.

The Morgan Growth Fund launched its Investor Shares and Admiral Shares in 1968 and 2001, respectively. The investment objective of the Morgan Growth Fund is to seek to provide long-term capital appreciation. The Fund invests mainly in the stocks of mid- and large-capitalization U.S. companies. The Morgan Growth Fund’s advisors look for companies with stocks whose revenue and/or earnings are expected to grow faster than those of the average company in the market.

The U.S. Growth Fund is older than the Morgan Growth Fund and launched its Investor Shares and Admiral Shares in 1959 and 2001, respectively. The investment objective of the U.S. Growth Fund is to seek to provide long-term capital appreciation. The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the U.S. Growth Fund’s assets will be invested in securities issued by U.S. companies.

In November 2018, the Board of Trustees of the Funds (each a “Board”, and collectively, the “Boards”) met to consider the reorganization, along with proposed changes to the investment advisors that manage the Funds. The Board of the U.S. Growth Fund approved the addition of one of the existing advisors of the Morgan Growth Fund, Vanguard Quantitative Equity Group (“QEG”), as a new advisor for the combined fund. This change is expected to take effect after the closing of the reorganization. In addition to QEG, two of the existing advisors of both the U.S. Growth Fund and the Morgan Growth Fund, Wellington Management Company LLP (“Wellington Management”) and Jennison

Associates LLC (“Jennison”), will remain as advisors for the combined fund. Two of the existing advisors of the U.S.

Growth Fund, Baillie Gifford Overseas Ltd. (“Baillie Gifford”) and Jackson Square Partners, LLC (“Jackson Square”), will remain as advisors for the combined fund. Effective shortly after the November 2018 Board of Trustees meeting, Frontier Capital Management Co., LLC (“Frontier”), who advises the Morgan Growth Fund, and William Blair Investment Management, LLC (“William Blair”), who advises the U.S. Growth Fund, will no longer serve as advisors to those funds, or the combined fund.

Morgan Growth Fund shareholders should benefit from becoming shareholders of the U.S. Growth Fund, which creates a larger combined fund that invests in a similar large-cap growth equity market, which is anticipated to have similar expenses after the reorganization. Both Funds have identical investment objectives and similar strategies and risks. In addition, Morgan Growth Fund shareholders would continue to benefit from a similar management expense and a similar overall expense ratio. Finally, combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined fund.

Similar Costs for Shareholders

The U.S. Growth Fund currently has both higher management fees and a higher overall expense ratio than the Morgan Growth Fund. However, it is anticipated that the combination of the Funds will lead to a reduction of the management expenses and overall expense ratio of the U.S. Growth Fund so that they may be similar to the Morgan Growth Fund.

The tables below compare the fees and annualized expenses of Investor Shares and Admiral Shares of the Morgan Growth Fund as of September 30, 2017, and the U.S. Growth Fund as of August 31, 2017.

Morgan Growth Fund
	Investor Shares	Admiral Shares
Management Fees	0.36%	0.27%
Total Annual Fund	0.38%	0.28%
Operating Expenses

U.S. Growth Fund
	Investor Shares	Admiral Shares
Management Fees	0.40%	0.29%
Total Annual Fund	0.43%	0.30%
Operating Expenses

Identical Investment Objectives, Similar Investment Strategies and Risks

The Morgan Growth Fund and U.S. Growth Fund have identical investment objectives. Both Funds seek to provide long-term capital appreciation. The Funds also have similar principal investment strategies. Both Funds invest primarily in large-capitalization stocks of U.S. companies, while the Morgan Growth Fund can also invest in mid-capitalization stocks of U.S. companies. Both Funds employ a fundamental stock selection process that emphasizes stocks with strong earnings potential. Finally, while the Funds benchmark their returns to different indexes—the Russell 1000 Growth Index for the U.S. Growth Fund and the Russell 3000 Growth Index for the Morgan Growth Fund—the combined fund would retain the Russell 1000 Growth Index, which measures performance of the large-capitalization growth segment of the U.S. equity market.

The Funds have similar principal risks. Since the U.S. Growth Fund focuses on large-capitalization U.S. stocks, the Fund has an asset concentration risk, which is the chance that because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. All of the other risks for both Funds are identical. Finally, the Funds have identical fundamental investment policies. The Funds are classified as diversified within the meaning of the Investment Company Act of

1940 (the “1940 Act”).

Comparison of Investment Performance

As shown in the following table, the average annual total returns of the Investor Shares and Admiral Shares of the Morgan Growth Fund have been comparable to those of the U.S. Growth Fund over the long term. Also shown are the returns of the Funds’ benchmarks, the Russell 3000 Growth Index for the Morgan Growth Fund and the Russell 1000 Growth Index for the U.S. Growth Fund, which each measure the performance of the growth segment of the U.S. equity market.

	Average Annual Total Returns[1] for Year Ended December 31, 2017[2]

		One Year	Five Years	Ten Years
Morgan Growth Fund
Investor Shares		29.85%	16.44%	8.55%
Admiral Shares		29.99%	16.57%	8.70%
U.S. Growth Fund
Investor Shares		31.60%	16.76%	9.10%
Admiral Shares		31.74%	16.92%	9.26%
Russell 1000 Growth Index[3]		30.21%	17.33%	10.00%
Russell 3000 Growth Index[3]		29.59%	17.16%	9.93%
Standard & Poor’s 500 Index[3]		21.83%	15.79%	8.50%

1	Returns shown are before taxes and net of fees.
2	Keep in mind that the Funds’ past performance does not indicate how they will perform in the future. Actual future performance may
	be higher or lower than the performance shown.
3	This reflects no deduction for fees, expenses, or taxes.

Investment Advisory Arrangements

The Funds operate under the terms of an SEC exemption (“manager-of-managers order”) whereby each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third -party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. As the Funds’ sponsor and overall manager, Vanguard may provide investment advisory services to a Fund, on an at-cost basis, at any time. Vanguard may also recommend to the Board of Trustees of each Fund that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

After the completion of the reorganization, QEG, who is currently an advisor of the Morgan Growth Fund, will be added to serve as a new advisor for the U.S. Growth Fund. QEG will serve along with four of the U.S. Growth Fund’s current advisors: Jennison, Wellington Management, Jackson Square, and Baillie Gifford. Jennison and Wellington Management are also currently advisors of the Morgan Growth Fund. Frontier Capital, who advises the Morgan Growth Fund, and William Blair, who advises the U.S. Growth Fund, no longer serve as advisors to those funds, or the combined fund.

Vanguard also serves as investment advisor to all the Funds to facilitate cash flows to and from the Funds’ advisors.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

How the Reorganization Will Occur and How It Will Affect Your Account

The Board of Trustees of the Funds approved the reorganization of the Morgan Growth Fund into the U.S. Growth Fund on November 29-30, 2018. There is no action required by the Funds’ shareholders to implement the reorganization. No vote is required by either the Morgan Growth Fund or the U.S. Growth Fund shareholders to approve the reorganization.

The Declarations of Trust for the Funds and applicable state and federal law do not require shareholder approval for the reorganization. Because applicable legal requirements do not require shareholder approval and the Board of Trustees has determined that the reorganization is in the best interests of each Fund and its shareholders, shareholders are not being asked to vote on the reorganization.

In the reorganization, Investor Shares and Admiral Shares of the Morgan Growth Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares and Admiral Shares in the U.S. Growth Fund. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same.

The Morgan Growth Fund is closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

Please note that participants in defined contribution plans may find that their plan sponsor has determined a different course of action other than merging Morgan Growth Fund assets into U.S. Growth Fund. Additional communications will follow.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Morgan Growth Fund shareholders will not realize any capital gains or losses from the reorganization. However, you should pay close attention to these points:

· Final distribution. Prior to the reorganization, the Morgan Growth Fund will endeavor to distribute any remaining undistributed net income and/or realized capital gains.

· Payments of distributions. Following the reorganization, U.S. Growth Fund shareholders (including former shareholders of the Morgan Growth Fund) will participate fully in the distributions, if any, made for the U.S.

Growth Fund.

· Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Morgan Growth Fund and the U.S. Growth Fund. Vanguard will provide certain cost basis information in connection with the reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Whom to Call If You Have Any Questions

Please call Vanguard toll-free at 877-662-7447 if you have any questions about the reorganization.

COMBINED INFORMATION STATEMENT/PROSPECTUS

VANGUARD MORGAN GROWTH FUND,

A SERIES OF VANGUARD MORGAN GROWTH FUND

TO BE REORGANIZED INTO AND WITH

VANGUARD U.S. GROWTH FUND,
A SERIES OF VANGUARD WORLD FUND

INTRODUCTION

Proposal Summary. This combined information statement/prospectus describes the reorganization of the Vanguard Morgan Growth Fund (the “Morgan Growth Fund”) with and into the Vanguard U.S. Growth Fund (the “U.S. Growth Fund”) (each, a “Fund” and collectively, the “Funds”). The Morgan Growth Fund and the U.S. Growth Fund both have investment objectives to seek to provide long-term capital appreciation. We proposed the reorganization to simplify Vanguard’s fund lineup and to create a larger combined fund that we expect over time to achieve additional economies of scale and ultimately lower expenses.

The reorganization involves a few basic steps. First, the Morgan Growth Fund will transfer substantially all of its assets and all of its liabilities to the U.S. Growth Fund in exchange for shares of beneficial interest of the U.S. Growth Fund. Simultaneously, the Morgan Growth Fund will distribute such shares to its shareholders and the U.S. Growth Fund will open an account for each shareholder, crediting it with an amount of the U.S. Growth Fund’s Investor Shares or Admiral Shares equal in value to the Investor Shares or Admiral Shares, respectively, of the Morgan Growth Fund owned by each shareholder at the time of the reorganization. Thereafter, the Morgan Growth Fund will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law. These steps together are referred to in this information statement/prospectus as the “Reorganization.” As Morgan Growth Fund is the sole series of Vanguard Morgan Growth Fund, a Delaware statutory trust (“Morgan Growth Fund Trust”), following the termination of Morgan Growth Fund, Morgan Growth Fund Trust will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law.

The address for the Morgan Growth Fund and the U.S. Growth Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. The Morgan Growth Fund is a series of Vanguard Morgan Growth Fund, which is a Delaware statutory trust, and the U.S. Growth Fund is a series of Vanguard World Fund, which is also a Delaware statutory trust.

Read and Keep These Documents. Please read this entire information statement/prospectus along with the enclosed U.S. Growth Fund prospectus, dated December 3, 2018, as supplemented. The prospectus sets forth concisely the information about the U.S. Growth Fund that a prospective investor ought to know before investing. These documents contain information that is important to you, and you should keep them for future reference.

Additional Information Is Available. The U.S. Growth Fund’s Statement of Additional Information dated December 3, 2018, as supplemented, contains important information about the U.S. Growth Fund. It has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this information statement/prospectus by reference. In addition, the Morgan Growth Fund’s prospectus and Statement of Additional Information, each dated January 26, 2018, as supplemented, are incorporated by reference into and are considered part of this information statement/prospectus. The Statement of Additional Information relating to the Reorganization dated [ ], 2019, also is incorporated by reference into this information statement/prospectus. The audited financial statements and related independent registered public accounting firm’s report for the Morgan Growth Fund is contained in its annual report for the year ended September 30, 2018, and for the U.S. Growth Fund is contained in its annual report for the year ended August 31, 2018. The Morgan Growth Fund’s most recent semi-annual shareholder report is contained in the shareholder report for the period ended March 31, 2018. The U.S. Growth Fund’s most recent semi-annual shareholder report is contained in the shareholder report for the period ended February 28, 2018. You can obtain copies

i

of these documents without charge by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on SEC’s website (www.sec.gov).

The number of Morgan Growth Fund Investor Shares and Admiral Shares outstanding on December 31, 2018, was [______________] and [___________], respectively. The number of U.S. Growth Fund Investor Shares and Admiral Shares outstanding on December 31, 2018, was [______________] and [___________], respectively. This information statement/prospectus is expected to be first sent to shareholders on or about January 28, 2019.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ii

OVERVIEW

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout this information statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on November 29-30, 2018, the Board of Trustees for each Fund approved a plan to combine the Morgan Growth Fund with and into the U.S. Growth Fund. The plan calls for the Morgan Growth Fund to transfer substantially all of its assets and all of its liabilities to the U.S. Growth Fund in exchange for Investor Shares or Admiral Shares of the U.S. Growth Fund. Shareholders of the Morgan Growth Fund will receive distributions from the Morgan Growth Fund of Investor Shares or Admiral Shares of the U.S. Growth Fund equivalent in value to their investments at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about April 5, 2019. The Morgan Growth Fund will then be dissolved, wound up, and terminated. The Reorganization will result in an exchange of your Investor Shares or Admiral Shares in the Morgan Growth Fund for new Investor Shares or Admiral Shares, respectively, of the U.S. Growth Fund, and it is expected to occur on a tax-free basis. The Boards of Trustees of the Funds have concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds’ shareholders.

Investment Objectives, Strategies, and Risks of Each Fund. The investment objective of the Morgan Growth Fund is identical to the investment objective of the U.S. Growth Fund, while the principal investment strategies and principal risks of the Funds are similar.

Each Fund has an investment objective of seeking to provide long-term capital appreciation.

The Funds have similar principal investment strategies. The Morgan Growth Fund invests mainly in the stocks of mid-and large-capitalization U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The U.S. Growth Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the U.S. Growth Fund’s assets will be invested in securities issued by U.S. companies. Both Funds use multiple investment advisors.

The Funds have similar principal risks, which are as follows: stock market risk, investment style risk, and manager risk. However, the U.S. Growth Fund is also subject to asset concentration risk, which is the chance that, because the Fund tends to invest a higher percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

These investment objectives, strategies, and risks are discussed in detail under “Investment Practices and Risk Considerations.” Complete descriptions of the investment objectives, policies, strategies, and risks of the Morgan Growth Fund and the U.S. Growth Fund are contained in each Fund’s prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

Investment Advisory Arrangements. Both Funds use multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Funds. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Funds. Different advisors may reach different conclusions on the same security.

The Funds currently utilize the following advisors:

Morgan Growth Fund

· Wellington Management Company LLP (“Wellington Management”) uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above-average growth prospects. Research focuses on mid- and large-cap companies, evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria. Wellington Management seeks to build a portfolio with diversified sources of return with a balance of growth, quality, and valuation attributes.

· Jennison Associates LLC (“Jennison”) executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks to invest in stocks of large- and mid-capitalization companies that have above-average growth in revenues, earnings, and cash flows and that are trading at attractive valuations. Securities in the portfolio are generally from companies that exhibit superior sales or unit growth, a strong market position, and a strong balance sheet.

· The Vanguard Group, Inc. (“Vanguard”) constructs a diversified portfolio of mid- and large-cap domestic growth stocks based on its assessment of the relative return potential of the securities. The advisor selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. Vanguard manages the portfolio through the use of a quantitative process to evaluate all of the securities in the MSCI US Prime Market Growth Index, while seeking to maintain a risk profile similar to that of the Index. This process was developed by a team of Vanguard researchers and is continually evolving. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented. A team of portfolio managers utilizes the resulting process to determine which securities to buy and sell in the portfolio.

U.S. Growth Fund

· Baillie Gifford Overseas Ltd. (“Baillie Gifford”) follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential.

Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium to invest in companies it believes can deliver superior growth.

· Jackson Square Partners, LLC (“Jackson Square”) invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared with the intrinsic value of the securities. Jackson Square tends to hold a relatively focused portfolio with a limited number of stocks.

· Jennison executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks to invest in stocks of large-capitalization companies with above-average growth in revenues, earnings, and cash flows that are trading at attractive valuations. Securities in the portfolio are generally from companies that exhibit superior sales or unit growth, a strong market position, and a strong balance sheet.

· Wellington Management employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. A disciplined valuation analysis follows to determine which securities are attractively priced.

The Funds operate under the terms of an SEC exemption whereby each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. As the Funds’ sponsor and overall manager, Vanguard may provide investment advisory services to a Fund, on an at-cost basis, at any time. Vanguard may also recommend to the Board of Trustees of each Fund that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

After the completion of the reorganization, QEG, who is currently an advisor of the Morgan Growth Fund, will be added to serve as a new advisor for the U.S. Growth Fund. QEG will serve along with four of the U.S. Growth Fund’s current advisors: Jennison, Wellington Management, Jackson Square, and Baillie Gifford. Jennison and Wellington Management are also currently advisors of the Morgan Growth Fund. Frontier Capital, who advises the Morgan Growth Fund, and William Blair, who advises the U.S. Growth Fund, no longer serve as advisors to those funds, or the combined fund.

For the combined fund, Wellington Management and Jennison will serve as co-lead advisors. We anticipate that the other three advisors, QEG, Jackson Square, and Baillie Gifford, would receive an approximately equal allocation. Retaining four of the five advisors currently aligned with the U.S. Growth Fund should maintain continuity of management, which we believe is in the best interest of shareholders of the Funds.

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under the Fifth Amended and Restated Funds’ Service Agreement (“Funds’ Service Agreement”). The Funds’ Service Agreement provides that each Fund may be called upon to invest up to

0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital. As of September 30, 2018, the Morgan Growth Fund had contributed $824,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.33% of Vanguard’s capitalization. As of August 31, 2018, the U.S. Growth Fund had contributed $530,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.21% of Vanguard’s capitalization.

Additional information about the service agreements for each Fund appears under “Additional Information About the Funds.”

Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, exchange, and conversion features of the Funds are identical.

Distribution Schedules. The Funds have identical distribution schedules. Income and capital gains distributions, if any, generally occur annually in December.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to closing the Reorganization, the Funds will receive a favorable opinion from legal counsel as to the foregoing income tax consequences of the Reorganization. Please see “Investment Practices and Risk Considerations: Information

About the Reorganization: Tax-Free Reorganization” for additional information.

Fees and Expenses

The tables below compare the fees and annualized expenses of Investor Shares and Admiral Shares of the Morgan Growth Fund as of September 30, 2017, and the U.S. Growth Fund as of August 31, 2017. The tables also show the estimated fees and expenses of Investor Shares and Admiral Shares of the combined fund, on a pro forma basis, as of August 31, 2018, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see “Expenses of the Reorganization”). The actual fees and expenses of the Funds and the combined fund as of the closing date may differ from those reflected in the tables below.

Investor Shares

Shareholder Fees (fees paid directly from your investment)

	Morgan Growth	U.S. Growth Fund	U.S. Growth Fund
	Fund	Investor Shares	Pro Forma
	Investor Shares		Combined Fund
Investor Shares
Sales Charge (Load)	None	None	None
Imposed on Purchases

Purchase Fee	None	None	None

Sales Charge (Load)	None	None	None
Imposed on
Reinvested Dividends

Redemption Fee	None	None	None

Account Service Fee	$20/year	$20/year	$20/year
(for certain fund
account balances
below $10,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Morgan Growth	U.S. Growth Fund	U.S. Growth Fund
	Fund	Investor Shares	Pro Forma
	Investor Shares		Combined Fund
			Investor Shares
Management Fees	0.36%	0.40%	0.36%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.02%	0.03%	0.02%

Total Annual Fund	0.38%	0.43%	0.38%
Operating Expenses

Examples

The following examples are intended to help you compare the cost of investing in Investor Shares of the Morgan Growth Fund, the U.S. Growth Fund, and the combined fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Morgan Growth	$39	$122	$213	$480
Fund Investor
Shares

U.S. Growth Fund	$44	$138	$241	$542
Investor Shares

U.S. Growth Fund	$40	$125	$219	$493
Pro Forma
Combined Fund
Investor Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Admiral Shares

Shareholder Fees (fees paid directly from your investment)

	Morgan Growth	U.S. Growth Fund	U.S. Growth Fund
	Fund	Admiral Shares	Pro Forma
	Admiral Shares		Combined Fund
Admiral Shares
Sales Charge (Load)	None	None	None
Imposed on Purchases

Purchase Fee	None	None	None

Sales Charge (Load)	None	None	None
Imposed on
Reinvested Dividends

Redemption Fee	None	None	None

Account Service Fee	$20/year	$20/year	$20/year
(for certain fund
account balances
below $10,000)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Morgan Growth	U.S. Growth Fund	U.S. Growth Fund
	Fund	Admiral Shares	Pro Forma
	Admiral Shares		Combined Fund
			Admiral Shares
Management Fees	0.27%	0.29%	0.27%

12b-1 Distribution Fee	None	None	None

Other Expenses	0.01%	0.01%	0.01%

Total Annual Fund	0.28%	0.30%	0.28%
Operating Expenses

Examples

The following examples are intended to help you compare the cost of investing in Admiral Shares of the Morgan Growth Fund, the U.S. Growth Fund, and the combined fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Morgan Growth	$29	$90	$157	$356
Fund Admiral
Shares

U.S. Growth Fund	$31	$97	$169	$381
Admiral Shares

U.S. Growth Fund	$29	$92	$162	$365
Pro Forma
Combined Fund
Admiral Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund’s performance. During the most recent fiscal year ended September 30, 2018, the Morgan Growth Fund’s portfolio turnover rate was 47%. During the most recent fiscal year ended August 31, 2018, the U.S. Growth Fund’s portfolio turnover rate was 33%.

INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund’s prospectus and any accompanying prospectus supplements, and Statement of Additional Information. Please see the U.S. Growth Fund’s prospectus attached as Appendix B to this information statement/prospectus.

Investment Objective

The investment objective for the Funds is identical in that each Fund seeks to provide long-term capital appreciation.

The investment objectives of both Funds are fundamental and any change thereto would require shareholder approval of a majority of a Fund’s shares, meaning the lesser of (1) shares representing 67% or more of a Fund’s net assets voted, so long as shares representing more than 50% of a Fund’s net assets are present or represented by proxy, or (2) shares representing more than 50% of a Fund’s net assets.

Principal Investment Strategies

The Morgan Growth Fund invests mainly in the stocks of mid- and large-capitalization U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market. The asset-weighted median market capitalization of the Morgan Growth Fund’s stock portfolio as of September 30, 2018, was $84.7 billion.

The U.S. Growth Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies. The asset-weighted median market capitalization of the U.S. Growth Fund’s stock portfolio as of August 31, 2018, was $68.5 billion.

Both Funds use multiple investment advisors.

Principal Risks

An investment in a Fund could lose money over short or long periods of time. You should expect a Fund’s share price and total return to fluctuate within a wide range.

Both Funds are subject to the following risks, which could affect a Fund’s performance:

· Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

· Investment style risk, which is the chance that returns from large-capitalization growth stocks (and mid-capitalization growth stocks for the Morgan Growth Fund) will trail returns from the overall stock market. Large-cap growth stocks (and mid-cap growth stocks for the Morgan Growth Fund) tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, mid-size companies are more sensitive to changing economic conditions.

· Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

The U.S. Growth Fund tends to invest a high percentage of assets in its ten largest holdings, and is subject to the following additional risk:

· Asset concentration risk, which is the chance that, because the Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks.

Other Investment Policies and Risks

Although each Fund typically does not make significant investments in foreign securities, they reserve the right to invest a portion of their assets in foreign securities, which may include depositary receipts. U.S. Growth Fund may invest up to 20% of its assets in foreign securities, while Morgan Growth may invest up to 25%. Foreign securities may be traded on U.S. or foreign markets. To the extent that a Fund owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the S&P 500 Index), or a reference rate (such as LIBOR). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. A Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent a Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

Vanguard administers a small portion of each Fund’s assets to facilitate cash flows to and from each Fund’s advisors.

Each Fund typically invests these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (“ETFs”), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. Each Fund may also purchase futures or ETFs when doing so will reduce a Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to a Fund its share of the costs of Vanguard operations.

Cash Management. Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in a Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with a Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Comparison of Investment Objectives, Investment Strategies, and Risks

The Morgan Growth Fund and the U.S. Growth Fund have an identical investment objective. Each Fund seeks to provide long-term capital appreciation. The combined fund will maintain the same investment objective. There is no guarantee that each Fund will achieve its stated objective.

The Funds have similar principal and other investment strategies. Both Funds invest mainly in large-capitalization stocks of U.S. companies, while the Morgan Growth Fund can also invest in mid-capitalization stocks of U.S. companies. Both Funds invest in U.S. companies and employ a fundamental stock selection process that emphasizes stocks with strong earnings potential. The U.S. Growth Fund has a policy that under normal circumstances, it will invest at least 80% of its assets in securities issued by U.S. companies. The combined fund will continue to utilize the principal and other investment strategies of the U.S. Growth Fund.

The Funds have similar principal and other risks. Since the U.S. Growth Fund tends to invest a high percentage of assets in its ten largest holdings, the Fund has an asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. All of the other risks for both Funds are identical. The combined fund will continue to have the principal and other risks of the U.S. Growth Fund.

Investment Advisors and Portfolio Managers

The Funds use a multimanager approach. Each advisor independently manages its assigned portion of a Fund’s assets, subject to the supervision and oversight of Vanguard and each Fund’s Board of Trustees. Each Fund’s Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Under the terms of an SEC exemption, each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as each Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to each Board of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Each Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why each Fund’s Board of Trustees approved the Fund’s investment advisory agreements, see the most recent semiannual report to shareholders.

The following are the advisors for the Funds:

Morgan Growth Fund

• Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is an investment advisory firm founded in 1969. Jennison is an indirect wholly owned subsidiary of Prudential Financial, Inc. As of [MM DD], 2018, Jennison managed approximately $XXX billion in assets.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of [MM DD], 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $X.X trillion in assets.

• The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of [MM DD], 2018, Vanguard served as advisor for approximately $X.X trillion in assets.

The Morgan Growth Fund pays each of its investment advisors (other than Vanguard) a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index (for Jennison) or the Russell 3000 Growth Index (for Wellington Management), over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended September 30, 2018, the aggregate advisory fee represented an effective annual rate of 0.15% of the Morgan Growth Fund’s average net assets before a performance-based increase of less than 0.01%.

The managers primarily responsible for the day-to-day management of the Morgan Growth Fund are:

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity at Jennison. She has worked in investment management since 1982, has been with Jennison since 1998, and has managed a portion of the Fund since 2007 (co-managed since 2014). Ms. McCarragher has final authority over all aspects of the portion of the Fund that is managed by Jennison. Education: B.B.A., University of Wisconsin–Eau Claire; M.B.A., Harvard Business School.

Blair A. Boyer, Managing Director at Jennison. He has worked in investment management since 1983, has been with Jennison since 1993, and has co-managed a portion of the Fund since 2014. Education: B.A., Bucknell University; M.B.A., New York University.

Andrew J. Shilling, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994, has managed investment portfolios since 2000, and has managed a portion of the Fund since December 2018. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

James P. Stetler, Senior Portfolio Manager at Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, and has managed investment portfolios, including a portion of the Fund, since 2003 (co-managed since 2012). Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Binbin Guo, Ph.D., Principal of Vanguard and head of the Alpha Equity Investment team within Vanguard’s Quantitative Equity Group. He oversees the quantitative research team and develops portfolio strategies for equity and alternative asset classes. He has been with Vanguard since 2007 and has co-managed a portion of the Fund since 2016. Education: B.S. and M.S., Tsinghua University, China; Ph.D. and M.Phil., Yale University.

U.S. Growth Fund

• Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford

& Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of [MM DD], 2018, Baillie Gifford & Co. managed approximately $XXX billion in assets.

• Jackson Square Partners, LLC, 101 California Street, Suite 3750, San Francisco, CA 94111. As of [MM DD], 2018, Jackson Square’s Focus Growth Team managed approximately $XX.X billion in assets.

• Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is an investment advisory firm founded in 1969. Jennison is an indirect wholly owned subsidiary of Prudential Financial, Inc. As of [MM DD], 2018, Jennison managed approximately $XXX billion in assets.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of [MM DD], 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $X.X trillion in assets.

The U.S. Growth Fund pays each of its investment advisors a base fee plus or minus a performance adjustment.

Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index (the S&P 500 Index for Baillie Gifford) over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

For the fiscal year ended August 31, 2018, the aggregate advisory fee represented an effective annual rate of 0.17% of the U.S. Growth Fund’s average net assets before a performance-based increase of 0.01%.

The managers primarily responsible for the day-to-day management of the U.S. Growth Fund are:

Tom Slater, CFA, Partner, Head of U.S. Equities Team at Baillie Gifford. He has been with Baillie Gifford since 2000, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since November 2015. Education: B.Sc., University of Edinburgh.

Gary Robinson, CFA, Investment Manager, U.S. Equities Team at Baillie Gifford. He has been with Baillie Gifford since 2003, has managed investment portfolios since 2006, and has managed a portion of the Fund since May 2015 (co-managed since November 2015). Education: M.Biochem., Oxford University.

Christopher J. Bonavico, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1988, has managed investment portfolios since 2005, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1994, has managed investment portfolios since 2004, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Portfolio Manager and Equity Analyst at Jackson Square. He has worked in investment management since 1994, has managed investment portfolios since 1996, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer at Jackson Square. He has worked in investment management since 1980, has managed investment portfolios since 1984, has been with Jackson Square (including its predecessor, Delaware Investments Fund Advisers) since 2005, and has co-managed a portion of the Fund since 2010. Education: B.A., California State University at Fullerton.

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity at Jennison. She has worked in investment management since 1982, has been with Jennison since 1998, and has co-managed a portion of the Fund since 2014. Ms. McCarragher has final authority over all aspects of the portion of the Fund that is managed by Jennison. Education: B.B.A., University of Wisconsin-Eau Claire; M.B.A., Harvard Business School.

Blair A. Boyer, Managing Director at Jennison. He has managed investment portfolios since 1989, has been with Jennison since 1993, and has co-managed a portion of the Fund since 2014. Education: B.A., Bucknell University; M.B.A., New York University.

Andrew J. Shilling, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994, has managed investment portfolios since 2000, and has managed a portion of the Fund since 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

Comparison of Fundamental Investment Policies

The Funds have identical fundamental investment policies:

Borrowing – Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the “1940 Act”) or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities – Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Diversification – With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration – Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Investment Objective – The investment objective of each Fund may not be materially changed without a shareholder vote.

Loans – Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Real Estate – Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities – Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Underwriting – Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the

Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the “1933” Act), in connection with the purchase and sale of portfolio securities.

INVESTMENT PERFORMANCE OF THE FUNDS

Investment Performance of Morgan Growth Fund

The following bar chart and table are intended to help you understand the risks of investing in the Morgan Growth Fund. The bar chart shows how the performance of the Morgan Growth Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Morgan Growth Fund’s Investor Shares and Admiral Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Morgan Growth Fund. Keep in mind that the Morgan Growth Fund’s past performance (before and after taxes) does not indicate how the Morgan Growth Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Morgan Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2018, was 17.40%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.17% (quarter ended March 31, 2012), and the lowest return for a quarter was –24.46% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years 10 Years
Vanguard Morgan Growth Fund Investor Shares
Return Before Taxes	29.85%	16.44%	8.55%
Return After Taxes on Distributions	27.42	14.38	7.52
Return After Taxes on Distributions and Sale of Fund Shares	18.74	12.88	6.78
Vanguard Morgan Growth Fund Admiral Shares
Return Before Taxes	29.99%	16.57%	8.70%
Russell 3000 Growth Index
(reflects no deduction for fees, expenses, or taxes)	29.59%	17.16%	9.93%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of U.S. Growth Fund

The following bar chart and table are intended to help you understand the risks of investing in the U.S. Growth Fund. The bar chart shows how the performance of the U.S. Growth Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the U.S. Growth Fund’s Investor Shares and Admiral Shares compare with those of relevant market indexes, which have investment characteristics similar to those of the U.S. Growth Fund. Keep in mind that the U.S. Growth Fund’s past performance (before and after taxes) does not indicate how the U.S. Growth Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard U.S. Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2018, was 18.84%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.23% (quarter ended March 31, 2012), and the lowest return for a quarter was –21.69% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2017
	1 Year	5 Years 10 Years
Vanguard U.S. Growth Fund Investor Shares
Return Before Taxes	31.60%	16.76%	9.10%
Return After Taxes on Distributions	30.09	15.50	8.46
Return After Taxes on Distributions and Sale of Fund Shares	19.11	13.37	7.36
Vanguard U.S. Growth Fund Admiral Shares
Return Before Taxes	31.74%	16.92%	9.26%
Comparative Indexes
(reflect no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	30.21%	17.33%	10.00%
Standard & Poor’s 500 Index	21.83	15.79	8.50

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Share Price

Share price, also known as net asset value (“NAV”), is calculated each business day as of the close of regular trading on the New York Stock Exchange (or “Exchange”), generally 4 p.m., Eastern time. In the rare event the NYSE experiences unanticipated trade disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

Purchase, Redemption, and	Morgan Growth Fund	U.S. Growth Fund
Exchange Features	Investor Shares	Investor Shares

Minimum initial purchase	$3,000	$3,000
amount

Additional investment purchase amount	Generally $1	Generally $1

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by telephone,	application, by telephone,
	or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by telephone,	application, by telephone,
	or by mail	or by mail

Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
	application, by telephone,	application, by telephone,
	or by mail	or by mail

Purchase, Redemption, and	Morgan Growth Fund	U.S. Growth Fund
Exchange Features	Admiral Shares	Admiral Shares

Minimum initial purchase	$50,000	$50,000
amount[1]

Additional investment purchase amount	Generally $1	Generally $1

Purchases	Through Vanguard’s	Through Vanguard’s
	website, mobile	website, mobile
	application, by telephone,	application, by telephone,
	or by mail	or by mail

Redemptions	Through Vanguard’s	Through Vanguard’s

1 If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

	website, mobile	website, mobile
	application, by telephone,	application, by telephone,
	or by mail	or by mail

Free Exchange Privileges	Yes, through Vanguard’s	Yes, through Vanguard’s
	website, mobile	website, mobile
	application, by telephone,	application, by telephone,
	or by mail	or by mail

Purchasing Shares

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (“NAV”) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (“NYSE”) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun.

Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

Conversions From Investor Shares to Admiral™ Shares

Self-directed conversions. If your account balance in a Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional, and Vanguard retail-managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in a Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional, and Vanguard retail-managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 15-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Payments to Financial Intermediaries

The Funds and their investment advisors do not pay financial intermediaries for sales of their shares.

Advisory Arrangements

The Funds use a multimanager approach. Each advisor independently manages its assigned portion of a Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s Board of Trustees. A Fund’s Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Under the terms of an SEC exemption, each Fund’s Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. In addition, as a Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the Board of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Each Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why the Board of Trustees approved each Fund’s investment advisory arrangements, see the most recent semiannual reports to shareholders.

Dividends, Capital Gains, and Taxes

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by a Fund.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds’ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

This information statement/prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a Fund and increase the Fund’s costs for all shareholders, the Board of Trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of

Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the

30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Financial Highlights (audited)

The following financial highlights tables are intended to help you understand the U.S. Growth Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the most recent financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the U.S. Growth Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

U.S. Growth Fund Investor Shares
For a Share Outstanding		Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.62	$30.32	$30.89	$31.03	$24.67
Investment Operations
Net Investment Income	.134[1]	.151[1]	.151	.169	.168
Net Realized and Unrealized Gain (Loss)
on Investments	9.394	5.590	1.944	2.168	6.303
Total from Investment Operations	9.528	5.741	2.095	2.337	6.471
Distributions
Dividends from Net Investment Income	(.146)	(.121)	(.147)	(.194)	(.111)
Distributions from Realized Capital Gains	(1.692)	(.320)	(2.518)	(2.283)	—
Total Distributions	(1.838)	(.441)	(2.665)	(2.477)	(.111)
Net Asset Value, End of Period	$43.31	$35.62	$30.32	$30.89	$31.03
Total Return[2]	27.64%	19.24%	6.89%	7.96%	26.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,582	$4,113	$3,794	$3,975	$4,038
Ratio of Total Expenses to
Average Net Assets[3]	0.42%	0.43%	0.46%	0.47%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.35%	0.47%	0.50%	0.53%	0.59%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, and (0.01%).

U.S. Growth Fund Admiral Shares
For a Share Outstanding		Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$92.24	$78.52	$80.01	$80.37	$63.91
Investment Operations
Net Investment Income	.476[1]	.502[1]	.506	.563	.557
Net Realized and Unrealized Gain (Loss)
on Investments	24.323	14.480	5.018	5.607	16.293
Total from Investment Operations	24.799	14.982	5.524	6.170	16.850
Distributions
Dividends from Net Investment Income	(.375)	(.433)	(.499)	(.623)	(.390)
Distributions from Realized Capital Gains	(4.384)	(.829)	(6.515)	(5.907)	—
Total Distributions	(4.759)	(1.262)	(7.014)	(6.530)	(.390)
Net Asset Value, End of Period	$112.28	$92.24	$78.52	$80.01	$80.37
Total Return[2]	27.78%	19.42%	7.03%	8.12%	26.44%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,249	$3,791	$3,066	$2,421	$1,868
Ratio of Total Expenses to
Average Net Assets[3]	0.30%	0.30%	0.32%	0.33%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.60%	0.64%	0.67%	0.73%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.02%, 0.03%, and (0.01%).

Information About the Reorganization

At a meeting on November 29-30, 2018, the Boards of Trustees for the Funds discussed and approved the proposed

Reorganization and the Agreement and Plan of Reorganization (the “Agreement and Plan”). The Vanguard World

Fund (the “World Fund Trust”), the legal entity of which the U.S. Growth Fund is a series, and the Vanguard Morgan

Growth Fund (the “Morgan Growth Fund Trust”), the legal entity of which the Morgan Growth Fund is a series, have entered into the Agreement and Plan, on behalf of the U.S. Growth Fund and Morgan Growth Fund, respectively.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.

Three Steps to Reorganize. The Reorganization will be accomplished in a three-step process:

· First, the Morgan Growth Fund will transfer substantially all of its assets and liabilities to the U.S. Growth Fund in exchange for shares of beneficial interest in the U.S. Growth Fund.

· Second, and simultaneously with step one, the U.S. Growth Fund will open an account for each Morgan Growth Fund shareholder, then the Morgan Growth Fund will distribute to its shareholders an amount of Investor Shares or Admiral Shares of the U.S. Growth Fund equal in value to the Morgan Growth Fund Investor Shares or Admiral Shares, as appropriate, owned by such holder at the time of the Reorganization.

· Third, the Morgan Growth Fund will be dissolved and wound up promptly and terminated as a series of the Morgan Growth Fund Trust. The Morgan Growth Fund is the only series of the Morgan Growth Fund Trust and as such, following the termination of the Morgan Growth Fund, the Morgan Growth Fund Trust will also be dissolved, wound up, and terminated.

Until the closing date of the Reorganization, shareholders of the Morgan Growth Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares or Admiral Shares of the U.S. Growth Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the Morgan Growth Fund will be closed for any investment, which will assist in processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the closing, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this information statement/prospectus.

Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be completed on or about the close of business on April 5, 2019.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. This means that none of the parties involved—the Morgan Growth Fund, the U.S. Growth Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is indicated in the Agreement and Plan.

• Final distribution. Prior to the Reorganization, the Morgan Growth Fund will endeavor to distribute any remaining undistributed net income and/or realized capital gains.

• Payments of distributions. Following the Reorganization, U.S. Growth Fund shareholders (including former shareholders of the Morgan Growth Fund) will participate fully in the annual distributions and additional distributions, if any, made for the Investor Shares or Admiral Shares of the U.S. Growth Fund.

• Cost basis. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Morgan Growth Fund and the U.S. Growth Fund. Vanguard will provide certain cost basis information in connection with the Reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com a short time after the Reorganization.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at the end of each Fund’s respective fiscal year, neither Fund had any capital loss carryforwards or net realized losses to offset their respective future net capital gains. The capital gain or loss positions of each Fund may change significantly between now and the Reorganization Closing Date, expected to be approximately April 5, 2019.

Should the Morgan Growth Fund or U.S. Growth Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Morgan Growth Fund’s and/or the U.S. Growth Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined fund, rather than only the shareholders of the Morgan Growth Fund and/or the U.S. Growth Fund; (2) the amount of Morgan Growth Fund’s carryforward that could be utilized in any taxable year would equal the long-term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Morgan Growth Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Morgan Growth Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the Morgan Growth Fund’s and/or the U.S. Growth Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforwards of the other Fund in the Reorganization.

Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization. The Funds may restructure their respective portfolios in anticipation of the Reorganization. Any type of restructuring done by either Fund prior to the closing of the Reorganization may incur potential transaction costs, which will be borne by the shareholders of the respective Fund. We expect that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Expenses of the Reorganization. The Morgan Growth Fund will bear the expenses incurred in the Reorganization, which are expected to total $111,481. These expenses borne by the Morgan Growth Fund include the cost of the printing and mailing of this information statement and audit fees. The U.S. Growth Fund will not incur any expenses in the Reorganization.

Why We Want to Reorganize Your Funds. The purpose of the Reorganization is to combine the Morgan Growth Fund with and into the U.S. Growth Fund. The Morgan Growth Fund and the U.S. Growth Fund are both actively managed large-capitalization funds with a significant overlap in holdings and similar investment styles. The reorganization has been proposed to consolidate the assets of the Funds in order to simplify our fund lineup and create a larger combined fund, which we anticipate, over time, will achieve economies of scale. The Morgan Growth Fund is larger than the U.S. Growth Fund, the proposed reorganization offers Morgan Growth Fund shareholders an opportunity to invest in a larger combined fund with the same investment objective, similar expenses, and the combined utilization of multiple investment advisors.

First, the Reorganization provides benefits to each Fund’s shareholders. Each Fund is an actively managed large-capitalization growth fund, with a significant overlap in their holdings. U.S. Growth Fund shareholders will benefit from the lower expense ratio that is anticipated after the completion of the Reorganization. Morgan Growth Fund shareholders will retain a similar expense ratio, while being in an older fund. In addition, the U.S. Growth Fund strategy better aligns on the strategy of the combined fund.

Next, consolidating the assets of both Funds would simplify the Vanguard fund lineup and focus inflows to one Fund with similar characteristics. Both Funds have identical investment objectives of seeking to provide long-term capital appreciation. Finally, both Funds focus on the large-capitalization growth market segment, by investing primarily in equities of U.S. companies. The Reorganization of the Funds may result in sustainable growth of assets and could be a better alternative for investors.

Finally, the shareholders of the Funds should benefit from economies of scale of a larger, combined fund. Shareholders should benefit from eliminating duplicative expenses and spreading fixed costs over the larger asset base of the combined fund, which we anticipate over time, will achieve economies of scale. The U.S. Growth Fund currently has both higher management fees and overall expense ratio than the Morgan Growth Fund. However, it is anticipated that after the proposed Reorganization, the U.S. Growth Fund will have both similar management fees and overall expense ratio to the Morgan Growth Fund.

After the completion of the reorganization, QEG, who is currently an advisor of the Morgan Growth Fund, will be added to serve as a new advisor for the U.S. Growth Fund. QEG will serve along with four of the U.S. Growth Fund’s current advisors: Jennison, Wellington Management, Jackson Square, and Baillie Gifford. Jennison and Wellington Management are also currently advisors of the Morgan Growth Fund. Frontier Capital, who advises the Morgan Growth Fund, and William Blair, who advises the U.S. Growth Fund, no longer serve as advisors to those funds, or the combined fund.

For the combined fund, Wellington Management and Jennison will serve as co-lead advisors. We anticipate that the other three advisors, QEG, Jackson Square, and Baillie Gifford, would receive an approximately equal allocation. Retaining four of the five advisors currently aligned with the U.S. Growth Fund should maintain continuity of management, which we believe is in the best interest of shareholders of the Funds.

As a result of this Reorganization, there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes, since the Reorganization is expected to be a tax-free transaction.

Your Board of Trustees believes that it is in shareholders’ best interests to reorganize the Morgan Growth Fund with and into the U.S. Growth Fund, which will issue Investor Shares or Admiral Shares of the U.S. Growth Fund to shareholders of the Morgan Growth Fund. After the Reorganization, you will be a shareholder of the U.S. Growth Fund, and the Morgan Growth Fund, which will have no remaining assets, will be dissolved.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Morgan Growth Fund Trust and World Fund Trust (the “Trusts”) are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of each Fund have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the Funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to the Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The following is a description of the material terms of the current arrangements for the Funds with Vanguard.

Fees

Under the Funds’ Service Agreement, each Fund obtains, at cost, from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services. Each Fund pays its share of Vanguard’s total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Capitalization of Vanguard

The Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital.

Comparing Service Fees and Capital Contributions. As of August 31, 2018, the U.S. Growth Fund had contributed $530,000 in capital to Vanguard, representing 0.01% of the Fund’s net assets and 0.21% of Vanguard’s capitalization. The U.S. Growth Fund’s capital investment in Vanguard would have been $1,333,000, representing less than 0.01% of the combined fund’s net assets and 0.53% of Vanguard’s capital overall, if the Funds had been combined as of August 31, 2018.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each of the Funds as of August 31, 2018, and the capitalization of the U.S. Growth Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Investor Shares or Admiral Shares of the Morgan Growth Fund that would be exchanged for the Investor Shares or Admiral Shares, respectively, of the U.S. Growth Fund if the Reorganization had been consummated on August 31, 2018. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

Capitalization Table

(unaudited)

	Morgan Growth Fund	U.S. Growth Fund	Pro Forma	Pro Forma Combined
	Investor Shares	Investor Shares	Adjustments[1]	U.S. Growth Fund
				Investor Shares

Total Net	$4,523,497,089	$4,582,251,228	($31,025)	$9,105,717,292
Assets

Total Number
of Shares	132,511,105	105,794,515	(28,073,100)	210,232,520
Outstanding

NAV Per	$34.14	$43.31		$43.31
Share

1 Pro forma adjustments represent reorganization expenses incurred by Morgan Growth Fund.

Capitalization Table

(unaudited)

	Morgan Growth Fund	U.S. Growth Fund	Pro Forma	Pro Forma Combined
	Admiral Shares	Admiral Shares	Adjustments[1]	U.S. Growth Fund
				Admiral Shares

Total Net	$11,730,408,552	$6,248,565,482	($80,456)	$17,978,893,578
Assets

Total Number
of Shares	110,760,215	55,652,500	(6,283,985)	160,128,730
Outstanding

NAV Per	$105.91	$112.28		$112.28
Share

1 Pro forma adjustments represent reorganization expenses incurred by Morgan Growth Fund.

GENERAL INFORMATION

This section provides information on a number of topics relating to the information statement/prospectus.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Morgan Growth Fund and the U.S. Growth Fund are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Principal Shareholders. As of January [ ], 2019, the Morgan Growth Fund had approximately $[_______________] in net assets and [_____________] outstanding shares. As of the same date, the officers and trustees of the Morgan Growth Fund Trust, as a group, owned less than 1% of the outstanding shares of the Morgan Growth Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Morgan Growth Fund:

Percentage of Outstanding Shares
Record Owner	Owned

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the Morgan Growth Fund:

Record Owner	Percentage of Outstanding Shares Owned

As of January [ ], 2019, the U.S. Growth Fund had approximately $[_____________] in net assets and [_________________] outstanding shares. As of the same date, the officers and trustees of the World Fund Trust, as a group, owned less than 1% of the outstanding shares of the U.S. Growth Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the U.S. Growth Fund:

Record Owner	Percentage of Outstanding Shares Owned

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the U.S. Growth Fund:

Record Owner	Percentage of Outstanding Shares Owned

The percentages of the Investor Shares and Admiral Shares of the Morgan Growth Fund that would be owned by the above named shareholders upon completion of the Reorganization is expected to be less, as would the aggregate percentages of the Investor Shares and Admiral Shares of the U.S. Growth Fund.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than

25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the previous tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information From the SEC. The World Fund Trust and Morgan Growth Fund Trust are subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the U.S. Growth Fund and the Morgan Growth Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____ day of _____, 2019, by and between Vanguard World Fund (the “Acquiring Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard U.S. Growth Fund (the

“Acquiring Fund”) and Vanguard Morgan Growth Fund (the “Acquired Fund Trust,” and together with the Acquiring Trust, the “Trusts”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Morgan Growth Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the

“Reorganization”) will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act;

WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a “regulated investment company” under

Subchapter M of the Code;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable; WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund; NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES, AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the

“Closing”).

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1

(the “Closing Date”), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph

5.3.

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges, and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired

Fund’s shares) of the Acquired Fund.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund’s Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will dissolve, wind up, and terminate in accordance with the Acquired Fund Trust’s

Declaration of Trust and applicable law. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund’s Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund Shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then dissolve, wind up, and terminate in accordance with the Acquired Fund Trust’s Declaration of Trust and applicable law. As the Acquired Fund is the sole series of the

Acquired Fund Trust, following the termination of the Acquired Fund, the Acquired Fund Trust will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the

Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the

Securities and Exchange Commission (the “Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.7. The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2. VALUATION

     2.1. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and then-current prospectus or Statement of Additional Information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust and then-current prospectus or Statement of Additional Information.

     2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by The Vanguard Group, Inc. (“VGI”).

3. CLOSING AND CLOSING DATE

     3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be April 5, 2019, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

     3.2. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3. The Acquired Fund shall direct the Custodian for the Acquired Fund (the “Acquired Fund Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

     3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Fund Trust’s Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired

Fund’s shareholders’ names on the Acquiring Fund’s share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired

Fund’s account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.5. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the Acquiring Fund (the “Acquiring Fund Custodian”) of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

3.6. The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing
Date except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

4.1. The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of
Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.
4.2. The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of
Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional
Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933
(the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
4.3. The Acquired Fund represents and warrants to the Acquiring Fund that the financial statements of the
Acquired Fund as of [	] have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the
United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the
Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since [	], there has not been
any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the
Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund
Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.
4.5. Since [	], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the
Acquired Fund; (v) any amendment of the Acquired Fund’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

     4.6. The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.7. The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

     4.8. The Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed, and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.9. The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     4.10. The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

     4.11. The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.

     4.12. The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

     4.13. The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund and each prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.14. The Acquiring Fund represents and warrants to the Acquired Fund that the financial statements of the Acquiring Fund as of [_______________], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

     4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since [ ], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the

Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

     4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     4.17. The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     4.18. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     4.19. The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the

Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

     4.20. The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund’s Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the

Acquiring Fund’s prospectus).

     4.21. The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

     5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.3. The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

     5.4. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.6. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED

FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     6.1. The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

     6.2. The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

     6.3. On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

     6.4. The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

     6.5. All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     6.6. The Acquiring Fund’s Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

     6.7 The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations: 6.7.1. The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

     6.7.2. Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

     6.7.3. Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

     6.7.4. Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund and assuming the liabilities of Acquired Fund in exchange solely for Acquiring Fund Shares.

     6.7.5. The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund’s taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

6.7.6. Acquiring Fund’s holding periods with respect to the assets of Acquired Fund that Acquiring

Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

     6.7.7. The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

     6.7.8. The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund’s

Shareholder in exchange therefor.

     6.7.9. An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

     6.7.10. Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

     6.8. All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.9. The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7. BROKERAGE FEES AND EXPENSES

     7.1. The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     7.2. Each party to this Agreement shall bear its own expenses in connection with carrying out the terms of this Agreement.

8. TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date: (a) the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

     (b) the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

     10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

     11.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     11.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.4. All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

     11.5. All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

     11.6. This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD WORLD FUND, ON BEHALF OF
VANGUARD U.S. GROWTH FUND

ATTEST	VANGUARD MORGAN GROWTH FUND, ON
BEHALF OF VANGUARD MORGAN GROWTH
FUND

Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive Officer

Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive Officer

APPENDIX B

[U.S. GROWTH FUND PROSPECTUS TO COME]

COMBINED INFORMATION STATEMENT/PROSPECTUS

TABLE OF CONTENTS

INTRODUCTION
Proposal Summary	COVER

OVERVIEW	x
The Proposed Reorganization	x
Investment Objectives, Strategies, and Risks of Each Fund	x
Investment Advisor	x
Service Arrangements	x
Purchase, Redemption, Exchange, and Conversion Information	x
Distribution Schedules
Tax-Free Reorganization	x
Fees and Expenses	x
Portfolio Turnover	x

INVESTMENT PRACTICES AND RISK CONSIDERATIONS	x
Investment Objective	x
Principal Investment Strategies	x
Principal Risks	x
Other Investment Policies and Risks	x
Managed Distribution Policies	x
Proposed Distributions Upon Completion of the Merger	x
Comparison of Investment Objectives, Investment Strategies, and Risks	x
Investment Advisor and Portfolio Managers	x
Comparison of Fundamental Investment Restrictions	x
Investment Performance of the Funds	x
Share Price	x
Purchases, Redemptions and Exchanges of Fund Shares; Other
Shareholder Information	x
Payments to Financial Intermediaries	x
Advisory Arrangements	x
Dividends, Capital Gains, and Taxes	x

Frequent-Trading Limitations	x

Consolidated Financial Highlights	x
Information About the Reorganization	x

ADDITIONAL INFORMATION ABOUT THE FUNDS	x
Form of Organization	x
Trustees	x
Voting Rights	x
Independent Auditor	x
Service Agreements	x

GENERAL INFORMATION	x
Annual/Semiannual Reports	x
Principal Shareholders	x
Other Matters	x
Obtaining Information From the SEC	x

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B

U.S. GROWTH FUND PROSPECTUS	x

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Morgan Growth Fund
A Series of Vanguard Morgan Growth Fund
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

Vanguard U.S. Growth Fund
A Series of Vanguard World Fund
P.O. Box 2600
Valley Forge, Pennsylvania 19482
800-662-7447

The date of this Statement of Additional Information is [________], 2019.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the

Information Statement/Prospectus dated [________], 2019, for use in connection with the Reorganization of Vanguard Morgan Growth Fund (“Morgan Growth Fund”) with and into Vanguard U.S. Growth Fund (“U.S. Growth Fund,” collectively with the Morgan Growth Fund, the “Funds”). A copy of the Information Statement/Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or by writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

This SAI relates specifically to the proposed Reorganization of the Morgan Growth Fund with and into the U.S. Growth Fund. The SAI consists of this cover page, the pro forma financial statements on the following pages, and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1) The Morgan Growth Fund prospectus dated January 26, 2018, as supplemented (Accession Number 0000932471-18-000143);

(2) The Statement of Additional Information for the Morgan Growth Fund dated January 26, 2018, as supplemented (Accession Number 0000932471-18-000143);

(3) The Statement of Additional Information for the U.S. Growth Fund dated December 3, 2018, as supplemented (Accession Number 0000932471-18-007530);

(4) Audited financial statements for the Morgan Growth Fund for the year ended September 30, 2018 (Accession Number 0000932471-18-007499);

(5) Audited financial statements for the U.S. Growth Fund for the year ended August 31, 2018 (Accession Number 0000932471-18-007310); and

(6) Pro Forma Financial Information.

Morgan Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Shares	Market Value• ($000)
•	Apergy Corp.	485,505	21,149
	Occidental Petroleum Corp.	237,753	19,536
•	Concho Resources Inc.	112,822	17,233
	Anadarko Petroleum Corp.	237,097	15,983
	ConocoPhillips	197,650	15,298
•	Continental Resources Inc.	207,979	14,201
	HollyFrontier Corp.	198,334	13,863
	EOG Resources Inc.	5,849	746
			460,902
Financials (6.3%)			
	S&P Global Inc.	577,063	112,752
	American Express Co.	1,008,039	107,346
	Intercontinental Exchange Inc.	1,244,391	93,192
	TD Ameritrade Holding Corp.	1,465,306	77,412
	Bank of America Corp.	2,046,180	60,280
•	Berkshire Hathaway Inc. Class B	278,663	59,665
	Morgan Stanley	1,163,486	54,184
	FactSet Research Systems Inc.	229,727	51,392
	JPMorgan Chase & Co.	424,610	47,913
	Goldman Sachs Group Inc.	202,129	45,325
	Raymond James Financial Inc.	419,099	38,578
	Nasdaq Inc.	399,903	34,312
	LPL Financial Holdings Inc.	488,398	31,507
	Aon plc	198,552	30,533
	Webster Financial Corp.	482,798	28,466
•	E*TRADE Financial Corp.	543,333	28,465
	Evercore Inc. Class A	273,632	27,514
	Moody's Corp.	151,019	25,250
	T. Rowe Price Group Inc.	150,914	16,477
	Progressive Corp.	229,181	16,281
	MSCI Inc. Class A	80,337	14,253
	Comerica Inc.	91,026	8,211
	Charles Schwab Corp.	158,890	7,809
	Virtu Financial Inc. Class A	231,336	4,731
	Brown & Brown Inc.	120,226	3,555
			1,025,403
Health Care (14.0%)			
	Bristol-Myers Squibb Co.	3,375,350	209,542
•	Edwards Lifesciences Corp.	861,251	149,944
•	Illumina Inc.	377,659	138,624
	Amgen Inc.	643,391	133,369
	Anthem Inc.	400,256	109,690
	Aetna Inc.	525,100	106,517
•	BioMarin Pharmaceutical Inc.	1,066,665	103,435

		Shares	Market Value• ($000)
	Thermo Fisher Scientific Inc.	407,375	99,432
	Danaher Corp.	864,112	93,894
	Gilead Sciences Inc.	1,036,679	80,042
	Baxter International Inc.	980,328	75,574
•	ICON plc	452,949	69,641
•	Alexion Pharmaceuticals Inc.	455,882	63,372
	AstraZeneca plc ADR	1,586,659	62,784
•	Vertex Pharmaceuticals Inc.	320,821	61,835
	Cooper Cos. Inc.	209,621	58,096
	UnitedHealth Group Inc.	204,995	54,537
•	Align Technology Inc.	107,066	41,886
•	Intuitive Surgical Inc.	64,347	36,935
	AbbVie Inc.	384,894	36,403
•	Cerner Corp.	554,633	35,724
•	Centene Corp.	244,191	35,354
•	Nektar Therapeutics Class A	526,480	32,094
•	ABIOMED Inc.	69,686	31,341
	STERIS plc	263,622	30,158
•	Exact Sciences Corp.	341,777	26,973
•	PRA Health Sciences Inc.	217,767	23,996
•	QIAGEN NV	627,577	23,773
•	Insulet Corp.	213,995	22,673
•	Waters Corp.	115,895	22,562
	Cigna Corp.	108,285	22,550
•,^	TESARO Inc.	561,942	21,921
	Humana Inc.	63,157	21,380
	Zoetis Inc.	218,671	20,022
	Teleflex Inc.	66,597	17,721
•	WellCare Health Plans Inc.	48,052	15,400
•	Incyte Corp.	220,962	15,264
•	IQVIA Holdings Inc.	116,082	15,060
•	Neurocrine Biosciences Inc.	121,122	14,892
•	DexCom Inc.	96,757	13,840
	Eli Lilly & Co.	126,185	13,541
•	Varian Medical Systems Inc.	96,793	10,834
•	Merit Medical Systems Inc.	151,893	9,334
•	Alkermes plc	208,658	8,855
•	DaVita Inc.	68,718	4,922
•	IDEXX Laboratories Inc.	4,033	1,007
			2,296,743
Industrials (7.8%)			
	Caterpillar Inc.	1,075,612	164,020
	Boeing Co.	435,184	161,845
	Raytheon Co.	647,395	133,791
	Roper Technologies Inc.	257,916	76,397
•	IHS Markit Ltd.	1,323,068	71,393
^	Fortive Corp.	787,620	66,451
	Emerson Electric Co.	791,626	60,623

Shares	Market Value• ($000)
	Cintas Corp.	280,388	55,463
	Parker-Hannifin Corp.	266,831	49,078
	Waste Connections Inc.	580,088	46,274
•	HD Supply Holdings Inc.	793,510	33,954
	Experian plc	1,265,018	32,461
	Union Pacific Corp.	194,053	31,598
	Lockheed Martin Corp.	81,616	28,236
	KAR Auction Services Inc.	410,347	24,494
	Knight-Swift Transportation Holdings Inc.	620,415	21,392
•	JetBlue Airways Corp.	1,042,393	20,181
	BWX Technologies Inc.	291,013	18,200
	Rockwell Automation Inc.	95,777	17,960
	Allison Transmission Holdings Inc.	301,778	15,695
	Harris Corp.	87,822	14,860
	Old Dominion Freight Line Inc.	88,683	14,301
	Expeditors International of Washington Inc.	182,403	13,412
	AO Smith Corp.	240,314	12,825
•	Beacon Roofing Supply Inc.	345,322	12,497
	Robert Half International Inc.	176,589	12,428
•	Copart Inc.	235,881	12,155
•	Teledyne Technologies Inc.	48,038	11,850
	Huntington Ingalls Industries Inc.	39,385	10,086
•	XPO Logistics Inc.	84,662	9,666
	Spirit AeroSystems Holdings Inc. Class A	75,664	6,936
	IDEX Corp.	28,443	4,285
•	CoStar Group Inc.	6,746	2,839
	CSX Corp.	31,933	2,365
	United Parcel Service Inc. Class B	13,410	1,566
•	United Rentals Inc.	7,200	1,178
	HEICO Corp. Class A	15,123	1,142
	CH Robinson Worldwide Inc.	7,672	751
			1,274,648

Information Technology (43.1%)

		Shares	Market Value• ($000)
	Microsoft Corp.	7,052,872	806,637
	Apple Inc.	2,987,858	674,479
•	Alphabet Inc. Class C	466,395	556,629
	Visa Inc. Class A	2,514,625	377,420
	Mastercard Inc. Class A	1,642,522	365,642
•	Adobe Systems Inc.	1,035,732	279,596
•	salesforce.com Inc.	1,685,467	268,040
•	Facebook Inc. Class A	1,602,808	263,598
•	PayPal Holdings Inc.	2,037,086	178,938
•	Alphabet Inc. Class A	137,356	165,800
	Global Payments Inc.	1,250,573	159,323
•	Alibaba Group Holding Ltd. ADR	933,637	153,826
•	Workday Inc. Class A	1,048,019	152,990
•	Worldpay Inc. Class A	1,495,633	151,463
	NVIDIA Corp.	465,105	130,704
	SS&C Technologies Holdings Inc.	2,101,147	119,408
	Intuit Inc.	484,555	110,188
	Tencent Holdings Ltd.	2,614,073	106,735
	Texas Instruments Inc.	870,398	93,385
	Activision Blizzard Inc.	1,047,725	87,160
•	VeriSign Inc.	540,431	86,534
•	ServiceNow Inc.	422,508	82,655
	NetApp Inc.	939,061	80,656
•	Gartner Inc.	497,774	78,897
	Cisco Systems Inc.	1,587,547	77,234
•	Square Inc.	722,609	71,546
•	Fiserv Inc.	855,453	70,472
•	FleetCor Technologies Inc.	304,697	69,422
•	Red Hat Inc.	508,391	69,284
•	Check Point Software Technologies Ltd.	586,388	69,000
•	Electronic Arts Inc.	522,217	62,922
•	VMware Inc. Class A	363,314	56,699
	DXC Technology Co.	502,691	47,012
•	WEX Inc.	229,117	45,998
	QUALCOMM Inc.	637,120	45,892
	Broadcom Inc.	172,268	42,504
	Maxim Integrated Products Inc.	737,438	41,584
•	Qorvo Inc.	507,429	39,016
•	Guidewire Software Inc.	373,511	37,728
•	Palo Alto Networks Inc.	166,852	37,585
•	Fortinet Inc.	400,783	36,980
•	InterXion Holding NV	548,410	36,908
•	Atlassian Corp. plc Class A	383,773	36,896
•	Semtech Corp.	647,127	35,980
•	Splunk Inc.	269,494	32,585
	Accenture plc Class A	184,039	31,323
	Amphenol Corp. Class A	317,554	29,856
	Marvell Technology Group Ltd.	1,509,123	29,126
	Jack Henry & Associates Inc.	153,888	24,634
•	Yandex NV Class A	700,075	23,026
	Monolithic Power Systems Inc.	176,740	22,186
•	Autodesk Inc.	142,037	22,173
•,2	Adyen NV	25,520	20,877
^	Universal Display Corp.	169,455	19,979
	Lam Research Corp.	128,387	19,476
•	Micron Technology Inc.	402,016	18,183

Morgan Growth Fund

Statement of Operations

Year Ended September 30, 2018
	($000)
Investment Income	
Income	
Dividends—Unaffiliated Issuers[1]	142,952
Dividends—Affiliated Issuers	1,678
Interest—Unaffiliated Issuers	1,302
Interest—Affiliated Issuers	4,734
Securities Lending—Net	975
Total Income	151,641
Expenses	
Investment Advisory Fees—Note B	
Basic Fee	21,863
Performance Adjustment	386
The Vanguard Group—Note C	
Management and Administrative—Investor Shares	8,858
Management and Administrative—Admiral Shares	11,820
Marketing and Distribution—Investor Shares	609
Marketing and Distribution—Admiral Shares	547
Custodian Fees	164
Auditing Fees	38
Shareholders' Reports and Proxy—Investor Shares	113
Shareholders' Reports and Proxy—Admiral Shares	57
Trustees' Fees and Expenses	24
Total Expenses	44,479
Expenses Paid Indirectly	(373)
Net Expenses	44,106
Net Investment Income	**107,535**
Realized Net Gain (Loss)	
Investment Securities Sold—Unaffiliated Issuers	1,233,844
Investment Securities Sold—Affiliated Issuers	(54)
Futures Contracts	21,777
Foreign Currencies	(149)
Realized Net Gain (Loss)	**1,255,418**
Change in Unrealized Appreciation (Depreciation)	
Investment Securities—Unaffiliated Issuers	1,816,659
Investment Securities—Affiliated Issuers	27,565
Futures Contracts	(2,379)
Foreign Currencies	(5)
Change in Unrealized Appreciation (Depreciation)	**1,841,840**
Net Increase (Decrease) in Net Assets Resulting from Operations	**3,204,793**

1 Dividends are net of foreign withholding taxes of $1,011,000.

Morgan Growth Fund

Statement of Changes in Net Assets

Morgan Growth Fund

Morgan Growth Fund

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread. The fund had no borrowings outstanding at September 30, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jennison Associates LLC, and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 3000 Growth Index for the preceding three years. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,218,000 for the year ended September 30, 2018.

For the year ended September 30, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $386,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2018, the fund had contributed to Vanguard capital in the amount of $824,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2018, these arrangements reduced the fund’s management and administrative expenses by $368,000 and custodian fees by $5,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2018, based on the inputs used to value them:

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of accumulated net earnings (losses) are detailed in the table as follows:

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

G. During the year ended September 30, 2018, the fund purchased $7,102,348,000 of investment securities and sold $6,648,418,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

J. Management has determined that no events or transactions occurred subsequent to September 30, 2018, that would require recognition or disclosure in these financial statements.

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s

Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room

(see the back cover of this report for further information).

Shares	Market Value• ($000)
•	Edwards Lifesciences Corp.	455,460	65,696
	Bristol-Myers Squibb Co.	1,052,113	63,705
•	ABIOMED Inc.	136,918	55,668
	Zoetis Inc.	526,800	47,728
•	DexCom Inc.	295,704	42,694
	Thermo Fisher Scientific Inc.	164,830	39,411
	Stryker Corp.	204,900	34,716
	Vertex Pharmaceuticals Inc.	117,936	21,747
	Dentsply Sirona Inc.	523,606	20,902
	BioMarin Pharmaceutical Inc.	133,733	13,371
	Alnylam Pharmaceuticals Inc.	108,266	13,281
	Novocure Ltd.	276,190	12,442
	Celgene Corp.	118,159	11,160
	Glaukos Corp.	151,567	10,363
	Penumbra Inc.	64,069	8,896
	Alexion Pharmaceuticals Inc.	69,243	8,464
	Centene Corp.	46,529	6,816
	Agios Pharmaceuticals Inc.	81,486	6,578
^	Denali Therapeutics Inc.	325,427	6,388
	Intuitive Surgical Inc.	8,693	4,868
	AstraZeneca plc ADR	85,907	3,294
			1,312,984
	Industrials (6.7%)		
	FedEx Corp.	574,179	140,071
	TransUnion	951,712	71,664
	Equifax Inc.	533,387	71,458
•	IHS Markit Ltd.	1,048,055	57,643
	Lockheed Martin Corp.	165,749	53,108
	Fortive Corp.	476,721	40,035
	Northrop Grumman Corp.	116,140	34,667
•	Verisk Analytics Inc. Class A	280,400	33,393
	AMETEK Inc.	425,314	32,732
	Raytheon Co.	163,100	32,529
•	Copart Inc.	344,500	22,155
	Boeing Co.	58,164	19,938
•	TransDigm Group Inc.	54,400	19,040
	Fortune Brands Home & Security Inc.	339,361	17,979
	Watsco Inc.	92,030	16,104
	CoStar Group Inc.	28,647	12,667
	Wabtec Corp.	98,684	10,689
	Canadian National Railway Co.	108,848	9,678
	HEICO Corp. Class A	121,263	9,034
	Parker-Hannifin Corp.	49,911	8,764

		Shares	Market Value• ($000)
	NOW Inc.	438,702	7,541
	Caterpillar Inc.	50,077	6,953
			727,842
	Information Technology (46.9%)		
	Microsoft Corp.	6,467,924	726,542
	Mastercard Inc. Class A	2,023,696	436,228
•	Alphabet Inc. Class C	307,816	374,978
	Visa Inc. Class A	2,464,912	362,071
•	PayPal Holdings Inc.	3,412,237	315,052
•	Alphabet Inc. Class A	191,114	235,414
	Apple Inc.	991,908	225,788
•	Facebook Inc. Class A	1,212,916	213,146
•	Autodesk Inc.	1,287,152	198,672
•	Take-Two Interactive Software Inc.	1,095,395	146,301
•	eBay Inc.	4,147,753	143,554
•	Adobe Systems Inc.	528,506	139,267
•	Alibaba Group Holding Ltd. ADR	742,762	129,991
•	Electronic Arts Inc.	1,142,283	129,546
•	salesforce.com Inc.	583,470	89,084
•	Arista Networks Inc.	289,498	86,554
	Applied Materials Inc.	1,995,563	85,849
•	ServiceNow Inc.	418,599	82,196
•	FleetCor Technologies Inc.	377,329	80,650
	Activision Blizzard Inc.	1,071,837	77,279
•	Workday Inc. Class A	420,368	64,964
	CDW Corp.	629,835	55,148
	Global Payments Inc.	422,899	52,685
	GrubHub Inc.	359,272	51,775
	NVIDIA Corp.	181,361	50,904
	Microchip Technology Inc.	546,794	47,041
	Accenture plc Class A	268,300	45,361
	Alliance Data Systems Corp.	165,684	39,529
•	Red Hat Inc.	266,927	39,433
	SS&C Technologies Holdings Inc.	651,873	38,682
	Texas Instruments Inc.	313,800	35,271
•	2U Inc.	387,850	34,658
	Intuit Inc.	142,800	31,340
•	Gartner Inc.	180,886	27,089
•	Zillow Group Inc.	549,506	26,733
	Tencent Holdings Ltd. ADR	618,049	26,663
	Spotify Technology SA	122,528	23,222
	Tencent Holdings Ltd.	489,399	21,038
	Tableau Software Inc. Class A	121,346	13,574
	Shopify Inc.	90,895	13,241
	Cognex Corp.	225,105	12,111

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund - Statement of Operations

Year Ended August 31, 2018 ($000)
Investment Income	
Income	
Dividends—Unaffiliated Issuers[1]	62,503
Dividends—Affiliated Issuers	5
Interest—Unaffiliated Issuers	697
Interest—Affiliated Issuers	5,302
Securities Lending—Net	1,441
Total Income	69,948
Expenses	
Investment Advisory Fees—Note B	
Basic Fee	15,434
Performance Adjustment	516
The Vanguard Group—Note C	
Management and Administrative—Investor Shares	9,549
Management and Administrative—Admiral Shares	5,899
Marketing and Distribution—Investor Shares	578
Marketing and Distribution—Admiral Shares	288
Custodian Fees	87
Auditing Fees	42
Shareholders' Reports and Proxy—Investor Shares	143
Shareholders' Reports and Proxy—Admiral Shares	50
Trustees' Fees and Expenses	17
Total Expenses	32,603
Expenses Paid Indirectly	(254)
Net Expenses	32,349
Net Investment Income	**37,599**
Realized Net Gain (Loss)	
Investment Securities Sold—Unaffiliated Issuers	675,367
Investment Securities Sold—Affiliated Issuers	(3)
Futures Contracts	37,205
Foreign Currencies	(35)
Realized Net Gain (Loss)	**712,534**
Change in Unrealized Appreciation (Depreciation)	
Investment Securities—Unaffiliated Issuers	1,478,844
Investment Securities—Affiliated Issuers	148
Futures Contracts	8,584
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	**1,487,575**
Net Increase (Decrease) in Net Assets Resulting from Operations	**2,237,708**

1 Dividends are net of foreign withholding taxes of $238,000.

U.S. Growth Fund

Statement of Changes in Net Assets

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jackson Square Partners, LLC, William Blair Investment Management, LLC, Baillie Gifford Overseas Ltd., and Jennison Associates LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP, Jackson Square Partners, LLC, and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for preceding five years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $516,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to

Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $530,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, these arrangements reduced the fund’s management and administrative expenses by $248,000 and custodian fees by $6,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2018.

Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of August 31, 2018:

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

G. During the year ended August 31, 2018, the fund purchased $3,502,376,000 of investment securities and sold $2,847,689,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

J. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma information set forth below as of and for the twelve months ended August 31, 2018, is intended to present financial information as if the acquisition of Vanguard Morgan Growth Fund (the “Acquired Fund”) by Vanguard U. S. Growth Fund (the “Acquiring Fund”) (each, a “Fund” and collectively, the “Funds”) had been consummated on August 31, 2018 (for amounts related to the statement of net assets) and September 1, 2017, (for amounts related to the statement of operations).

     The pro forma information has been derived from the books and records of the Funds utilized in calculating the daily net asset value for the Funds and conforms to generally accepted accounting principles for U.S. mutual funds. The unaudited pro forma information provided herein should be read in conjunction with the annual reports to shareholders for the fiscal year ended September 30, 2018, for Vanguard Morgan Growth Fund and the fiscal year ended August 31, 2018, for Vanguard U. S. Growth Fund.

     On November 29-30, 2018, the Board of Trustees of the Funds approved a plan of reorganization (the “Reorganization”) whereby the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares equivalent in value to their investments in the Acquired Fund at the time of the Reorganization, and the Acquired Fund will then be dissolved. All of this will happen on a single day, which is currently expected to be on or about April 5, 2019 (the “Closing Date”). The Reorganization is not contingent upon the approval of shareholders of either the Acquired or Acquiring Funds.

     The Acquiring Fund will be the surviving fund for accounting purposes. No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization. The results of operations of the Acquiring Fund for pre-combination periods will not be restated. As of August 31, 2018, all of the securities held by the Acquired Fund would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

     As of August 31, 2018, the net assets of the Acquired Fund were $16,253,905,641, and (ii) the Acquiring Fund were $10,830,816,710. The net assets of the combined fund as of August 31, 2018, would have been $27,084,610,870.

     Baillie Gifford Overseas Ltd., Jackson Square Partners LLC, Jennison Associate LLC, and Wellington Management Company LLP each provide investment advisory services to a portion of the Acquiring Fund. Jennison Associates LLC and Wellington Management Company LLP also provide investment advisory services to a portion of the Acquired Fund, in addition to Vanguard’s Quantitative Equity Group (“QEG”). Vanguard Equity Investment Group also manages the cash reserves of both the Acquired and Acquiring Funds on an at-cost basis. In November 2018, the Board of Trustees of the Acquiring Fund approved the addition of one of the existing advisors of the Morgan Growth Fund, QEG, as a new advisor for the combined fund. This change is expected to take effect after the closing of the reorganization. In addition to QEG, two of the existing advisors of both the Acquiring Fund and the Acquired Fund, Wellington Management Company LLP and Jennison Associates LLC, will remain as advisors for the combined fund. Two of the existing advisors of the Acquiring Fund, Baillie Gifford Overseas Ltd. and Jackson Square Partners LLC, will remain as advisors for the combined fund. Effective shortly after the November 2018 Board of Trustees meeting, Frontier Capital Management Co. LLC, who advises the Acquired Fund, and William Blair Investment Management LLC, who advises the Acquiring Fund, will no longer serve as advisors to those funds, or the combined fund. Each advisor receives a basic fee calculated at an annual percentage rate of the respective average net assets managed by each of them, and each advisor’s basic fee is subject to quarterly adjustments based on performance.

In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the funds,

Vanguard furnishes to the Acquired Fund and the Acquiring Fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the funds based on methods and guidelines approved by the board of trustees. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

     The Morgan Growth Fund will bear the expenses incurred in the Reorganization. Expenses related to the Reorganization include audit fees and printing/mailing fees, and are estimated at $5,000 and $106,000, respectively; actual results could differ from these estimates. The U.S. Growth Fund will not incur any expenses in the Reorganization.

The actual expense ratios of the Funds for the twelve months ended August 31, 2018, were as follows:

	Acquiring Fund	Acquired Fund
Expense Ratio Investor Shares	0.42%	0.38%
Expense Ratio – Admiral Shares	0.30%	0.28%

Management expects the Funds’ total operating expenses to approximate these levels through the date of the

Reorganization. The pro forma combined expense ratio for the twelve months ended August 31, 2018, would have been 0.38% for Investor Shares and 0.28% for Admiral Shares.

     On a pro forma basis for the twelve months ended August 31, 2018, the proposed Reorganization would have resulted in the following approximate changes to expenses. Changes to the investment advisory fees represent the net effect of the expected change in advisors (as described above) after completion of the Reorganization. The decrease in the remaining recurring expenses is due to the elimination of duplicative expenses achieved by merging the Funds.

Pro Forma
Adjustments
($000)
Costs of Reorganization (printing and mailing and
audit fees)	111

Recurring expenses

Investment Advisory Fees

Basic Fee	(2,488)
Performance Adjustment	208
The Vanguard Group
Management and Administrative	(505)
Other Expenses
Audit Fees	(38)
Total Recurring Expenses	(2,823)

     The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1. No gain or loss is recognized by the Acquired Fund upon the transfer of their assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to their shareholders in termination of the Acquired Fund.

2. No gain or loss is recognized by the Acquired Fund’s shareholders upon the exchange of their shares of the

Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3. The historical cost of investment securities generally is carried forward to the Acquiring Fund.

     Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at the end of each Fund’s respective fiscal year, neither Fund had any capital loss carryforwards or net realized losses to offset their respective future net capital gains. The capital gain or loss positions of each Fund may change significantly between now and the Reorganization Closing Date, expected to be approximately April 5, 2019.

     Should the Morgan Growth Fund or U.S. Growth Fund have available capital loss carryforwards at the time of the Reorganization, the Reorganization would impact the use of the Morgan Growth Fund’s and/or the U.S. Growth Fund’s capital loss carryforwards, in the following manner: (1) the carryforwards would benefit the shareholders of the combined fund, rather than only the shareholders of the Morgan Growth Fund and/or the U.S. Growth Fund; (2) the amount of Morgan Growth Fund’s carryforward that could be utilized in any taxable year would equal the long -term tax-exempt rate at such time, multiplied by the aggregate net asset value of the Morgan Growth Fund at the time of the Reorganization, and this yearly limitation will be increased by any capital gains realized after the Reorganization on securities held by the Morgan Growth Fund that had unrealized appreciation at the time of the Reorganization; and (3) any gains recognized after the Reorganization that are attributable to appreciation in the

Morgan Growth Fund’s and/or the U.S. Growth Fund’s portfolio at the time of the Reorganization would not be able to be offset by the capital loss carryforwards of the other Fund in the Reorganization.

     The Acquiring Fund intends to continue to comply with Subchapter M of the Internal Revenue Code of 1986, as amended, and qualify as a regulated investment company, and distribute all of its taxable income. Management has analyzed each Fund's tax positions taken for all open federal income tax years (August 31, 2015-2018, for the Acquiring Fund and September 30, 2015-2018, for the Acquired Fund), and has concluded that no provision for federal income tax is required.

PART C

VANGUARD WORLD FUND

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 FORM N-14

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 16. EXHIBITS.

(1) Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 155 dated September 18, 2018, is hereby incorporated by reference.

(2) By-Laws, filed with Post-Effective Amendment No. 148 on December 21, 2017, is hereby incorporated by reference.

(3) Voting Trust Agreement, not applicable.

(4) Form of Agreement and Plan of Reorganization by and between Vanguard Morgan Growth Fund, on behalf of the Morgan Growth Fund, and Vanguard World Fund, on behalf of the U.S. Growth Fund, filed herewith as Appendix A.

(5) Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (1) above.

(6) Investment Advisory Contracts, for Wellington Management Company LLP, filed with Post-Effective

Amendment No. 117 dated December 15, 2010; for Baillie Gifford Overseas Ltd. and for Jennison Associates LLC, filed with Post-Effective Amendment No. 135 dated April 22, 2014; and for Jackson Square Partners, LLC, filed with Post-Effective Amendment No. 137 dated December 23, 2014. The Vanguard Group, Inc. will provide investment advisory services to the Fund pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (13) below.

(7) Underwriting Contracts, not applicable.

(8) Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in the Registrant’s Statement of Additional Information, is hereby incorporated by reference.

(9) Custodian Agreements, for State Street Bank and Trust Company, filed with Post-Effective Amendment No. 150 dated May 2, 2018, is hereby incorporated by reference.

(10) (a) Rule 12b-1 Plan, not applicable.

(b) Rule 18f-3 Plan, will be filed by amendment.

(11) Legality of Securities Opinion, is filed herewith.

(12) Form of Tax Opinion Supporting the Tax Matters and Consequences to Shareholders of Vanguard Morgan Growth Fund, is filed herewith.

(13) Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective Amendment No.148 on December 21, 2017, is hereby incorporated by reference.

(14) Other Opinion or Consent, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(15) Omitted Financial Statements, not applicable.

(16) Power of Attorney, for all trustees and officers, see File Number 33-32216, filed on January 18, 2018, Post-Effective Amendment No. 86, is hereby incorporated by reference.

(17) Other Exhibits, not applicable.

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Town of Valley Forge and the Commonwealth of Pennsylvania on the 17th day of December, 2018.

VANGUARD WORLD FUND

By: _/s/ Mortimer J. Buckley________*

Mortimer J. Buckley
Chief Executive Officer, President, and Trustee

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date
	/s/ F. William McNabb III*	Chairman of the Board	December 17, 2018
	F. William McNabb III	of Trustees
	/s/ Mortimer J. Buckley*	Chief Executive Officer,	December 17, 2018
	Mortimer J. Buckley	President, and Trustee
	/s/ Emerson U. Fullwood*	Trustee	December 17, 2018
Emerson U. Fullwood
	/s/ Amy Gutmann*	Trustee	December 17, 2018
Amy Gutmann
	/s/ JoAnn Heffernan Heisen*	Trustee	December 17, 2018
JoAnn Heffernan Heisen
	/s/ F. Joseph Loughrey*	Trustee	December 17, 2018
F. Joseph Loughrey
	/s/ Mark Loughridge*	Trustee	December 17, 2018
Mark Loughridge
	/s/ Scott C. Malpass*	Trustee	December 17, 2018
Scott C. Malpass
	/s/ Deanna Mulligan*	Trustee	December 17, 2018
Deanna Mulligan
	/s/ André F. Perold*	Trustee	December 17, 2018
André F. Perold
	/s/ Sarah Bloom Raskin*	Trustee	December 17, 2018
Sarah Bloom Raskin
	/s/ Peter F. Volanakis*	Trustee	December 17, 2018
Peter F. Volanakis
	/s/ Thomas J. Higgins*	Chief Financial Officer	December 17, 2018
Thomas J. Higgins

*By	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018, see Accession Number 0000932471-18-000068, Incorporated by Reference.

EXHIBIT INDEX

Exhibit No.	Description
11	Legality of Securities Opinion
12	Form of Tax Opinion for Vanguard Morgan Growth Fund
14	Consent of Independent Registered Public Accounting Firm